UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends its Current Report on Form 8-K filed on August 24, 2011 to provide the required financial information relating to our acquisition of a 264,976 square foot retail shopping center and a 32,192 square foot retail outparcel shopping center located in Evans, Georgia, together known as “Mullins Crossing,” as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial statements of businesses acquired

Page
Mullins Crossing

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2011 (unaudited) and the year ended December 31, 2010	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2011 (unaudited) and the year ended December 31, 2010	F-3

(b)           Pro forma financial information

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	September 27, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

3

Index to Financial Statements

Page
Mullins Crossing

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2011 (unaudited) and the year ended December 31, 2010	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2011 (unaudited) and the year ended December 31, 2010	F-3

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of June 30, 2011 (unaudited)	F-6

Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2011 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the six months ended June 30, 2011 (unaudited)	F-9

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the six months ended June 30, 2011 (unaudited)	F-11

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2010 (unaudited)	F-12

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2010 (unaudited)	F-14

4

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Mullins Crossing (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Mullins Crossing for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

September 19, 2011

MULLINS CROSSING

Historical Summary of Gross Income and

Direct Operating Expenses

Six Month Period ended June 30, 2011 (unaudited)

and Year ended December 31, 2010

	Six months
	ended	Year ended
	June 30, 2011	December 31,
	(unaudited)	2010
Gross income:
Base rental income	$1,609,916	$3,258,032
Operating expense, insurance, and real estate tax recoveries	225,057	494,172
Total gross income	1,834,973	3,752,204
Direct operating expenses:
Operating expenses	199,710	396,810
Insurance	17,678	34,573
Interest expense	622,732	1,263,239
Real estate taxes	140,935	281,869
Rental expense	45,284	89,909
Total direct operating expenses	1,026,339	2,066,400
Excess of gross income over direct operating expenses	$808,634	$1,685,804

See accompanying notes to historical summary of gross income and direct operating expenses.

MULLINS CROSSING

Historical Summary of Gross Income and

Direct Operating Expenses

Six Month Period ended June 30, 2011 (unaudited)
and Year ended December 31, 2010

(1)           Business

Mullins Crossing (the Property) is located in Evans, Georgia. The Property has approximately 282,000 square feet (unaudited) of gross leasable area excluding square footage associated with ground leases and was approximately 98% leased at December 31, 2010. The Property is leased to a total of 27 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiaries, Inland Diversified Evans Mullins Crossing, L.L.C. and Inland Diversified Evans Mullins Outlots, L.L.C., acquired the Property on August 18, 2011 from Mullins Crossing, LLC, and Mullins Crossing Out Parcel, LLC, unaffiliated third parties.

(2)           Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2011 is not necessarily indicative of the expected results for the year ended December 31, 2011.

(3)           Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $39,992 (unaudited) for the six months ended June 30, 2011 and increased base rental income by $1,820 for the year ended December 31, 2010.

(Continued)

MULLINS CROSSING

Historical Summary of Gross Income and
Direct Operating Expenses

Six Month Period ended June 30, 2011 (unaudited)
and Year ended December 31, 2010

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from 3 to 15 years, as of December 31, 2010 are as follows:

Year:
2011	$3,268,039
2012	3,077,700
2013	3,077,076
2014	3,051,820
2015	3,017,216
Thereafter	10,736,242
$26,228,093

(4)           Interest Expense

Inland Diversified Evans Mullins Crossing, L.L.C. assumed the mortgage loan secured by the Property in connection with the acquisition. The mortgage loan had an original principal balance of $23,500,000. As of June 30, 2011 and December 31, 2010, the aggregate balance was approximately $22,300,000 (unaudited) and $22,500,000, respectively. The mortgage loan bears a fixed interest rate of 5.5%, payable in monthly installments of principal and interest, and matures on September 6, 2016.

(5)           Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

A portion of the Property is subject to a ground lease with an unrelated third party. Minimum rents to be paid pursuant to the ground lease, which has a remaining lease term of 5 years, as of December 31, 2010 are as follows:

Year:
2011	$94,818
2012	94,818
2013	94,818
2014	94,818
2015	47,409
$426,681

(Continued)

MULLINS CROSSING

Historical Summary of Gross Income and
Direct Operating Expenses

Six Month Period ended June 30, 2011 (unaudited)
and Year ended December 31, 2010

(6)           Related-Party Transactions

Collett & Associates (Collett), an affiliate of Mullins Crossing Development, L.L.C., provided property management services to the Property. Collett established an agreement with the Property in which the Property would pay a management fee of 5% of collected revenue earned by the Property. The Property incurred management fees of $92,789 (unaudited) and $196,268, which are included in operating expenses for the six month period ended June 30, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(7)           Subsequent Events

Subsequent to December 31, 2010 and through September 19, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure, except as noted below.

In connection with the acquisition on August 18, 2011, Inland Diversified Evans Mullins Outlots, L.L.C. extended the ground lease payable from June, 30, 2015 to June 30, 2065.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2011

(unaudited)

The following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisition and financing had occurred on June 30, 2011.

This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2011, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant property that was purchased and financed subsequent to June 30, 2011. The pro forma adjustments were made for Mullins Crossing.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2011

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties (C)	$695,116,137	$35,946,000	$731,062,137
Cash and cash equivalents (E)	40,708,137	22,154,119	62,862,256
Restricted cash and escrows	1,939,134	—	1,939,134
Investment in marketable securities	7,637,788	—	7,637,788
Investment in unconsolidated entities	154,551	—	154,551
Accounts and rents receivable, net	4,089,967	—	4,089,967
Acquired lease intangibles, net (C) (D)	122,808,033	5,509,259	128,317,292
Deferred costs, net	4,668,599	—	4,668,599
Other assets	2,250,726	—	2,250,726
Total assets	$879,373,072	$63,609,378	$942,982,450

Liabilities and Equity

Mortgages, credit facility and securities margin payable (C)	$460,228,399	$22,002,716	$482,231,115
Accrued offering expenses	179,512	—	179,512
Accounts payable and accrued expenses (F)	2,669,021	5,812	2,674,833
Distributions payable	2,011,928	—	2,011,928
Accrued real estate taxes payable	4,285,235	—	4,285,235
Deferred investment property acquisition obligations (C) (G)	30,238,880	1,676,118	31,914,998
Other liabilities	3,938,324	—	3,938,324
Acquired below market lease intangibles, net (C) (D)	15,900,204	1,758,678	17,658,882
Due to related parties	2,258,657	—	2,258,657
Total liabilities	521,710,160	25,443,324	547,153,484

Equity:
Preferred stock	—	—	—
Common stock (H)	42,076	3,813	45,889
Additional paid in capital, net of offering costs (H)	375,523,100	38,162,241	413,685,341
Accumulated distributions and net loss (I)	(22,343,117)	—	(22,343,117)
Accumulated other comprehensive income	(9,342)	—	(9,342)
Total company stockholders’ equity	353,212,717	38,166,054	391,378,771
Noncontrolling interests	4,450,195	—	4,450,195
Total equity	357,662,912	38,166,054	395,828,966
Total liabilities and equity	$879,373,072	$63,609,378	$942,982,450

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2011

(unaudited)

(A)                              The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2011 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                                The pro forma adjustments column includes adjustments related to our significant acquisition or mortgage financing which occurred after June 30, 2011 and are detailed below as follows:

Mullins Crossing
Net investment properties	$35,946,000

Intangible assets, net	$5,509,259

Intangible liabilities, net	$1,758,678

Deferred investment property acquisition obligations	$1,676,118

Mortgages, credit facility and securities margin payable	$22,002,716

(C)                                The pro forma adjustments reflect the acquisition and mortgage financing of the following property by the Company.  No pro forma adjustments have been made for prorations as the amounts are not significant.

	Net assets	Mortgages, credit facility,
Property	acquired	and securities margin payable
Mullins Crossing	$38,020,463	$22,002,716

Allocation of net investments in properties:
Land	$5,677,000
Building and improvements	30,269,000
Acquired lease intangible assets, net	5,509,259
Acquired lease intangible liabilities, net	(1,758,678)
Deferred investment property acquisition obligations	(1,676,118)
Total	$38,020,463

Allocations are preliminary and subject to change.

(D)                               Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(E)                                 Pro forma cash proceeds of $22,154,119 represents the cash received from the issuance of equity and mortgage financings through August 18, 2011 less the pro forma net acquisition price of investments in real estate.

(F)                                 Estimated accrued acquisition related costs for the property acquisition included in (B).

(G)          The acquisition described in (B) includes an earnout component to the purchase price, meaning the Company did not pay a portion of the purchase price of the property at closing, although the Company owns the entire property. The earnout component is recorded at the estimated fair value at the date of the property acquisition. The Company is not obligated to pay the contingent purchase price amount unless spaces which were vacant at the time of acquisition are later rented within the time limits and other agreed terms set forth in the acquisition agreement.  The earnout payment is based on a predetermined formula applied to rental income received.  The earnout agreement has a limited obligation period up to three years from the date of acquisition.

(H)                               Additional offering proceeds of $38,166,054, net of additional offering costs of $3,402,397, are reflected as received as of June 30, 2011 based on offering proceeds actually received as of August 18, 2011.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(I)                                    No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the six months ended June 30, 2011

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2010. Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2010.  The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods, Draper Peaks and Mullins Crossing.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2011, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the six months ended June 30, 2011

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$22,479,435	$8,162,220	$30,641,655
Tenant recovery income	5,704,887	1,261,545	6,966,432
Other property income	568,841	4,429	573,270
Total income	28,753,163	9,428,194	38,181,357

General and administrative expenses	1,376,807	—	1,376,807
Acquisition related costs	1,369,482	—	1,369,482
Property operating expenses (D)	4,903,609	2,434,464	7,338,073
Real estate taxes	3,553,924	703,347	4,257,271
Depreciation and amortization (C)	11,509,186	4,466,789	15,975,975
Business management fee - related party	500,000	—	500,000
Total expenses	23,213,008	7,604,600	30,817,608

Operating income	5,540,155	1,823,594	7,363,749

Interest and dividend income	285,505	—	285,505
Realized loss on sale of marketable securities	(13,308)	—	(13,308)
Interest expense (E)	(7,392,230)	(4,083,657)	(11,475,887)
Equity in loss of unconsolidated entities	27,190	—	27,190

Net loss	(1,552,688)	(2,260,063)	(3,812,751)

Less: net income attributable to noncontrolling interests	(88,730)	—	(88,730)

Net loss attributable to common stockholders	$(1,641,418)	$(2,260,063)	$(3,901,481)

Net loss income attributable to common stockholders per common share, basic and diluted (F)	$(0.05)		$(0.09)
Weighted average number of common shares outstanding, basic and diluted (F)	34,202,401		45,888,672

Comprehensive income (loss):

Net loss	$(1,552,688)	$(2,260,063)	$(3,812,751)

Other comprehensive income:
Unrealized gain on marketable securities	70,907	—	70,907
Unrealized loss on derivatives	(257,698)	—	(257,698)
Loss reclassified into earnings from other comprehensive income	13,308	—	13,308

Comprehensive income (loss)	(1,726,171)	(2,260,063)	(3,986,234)
Less: comprehensive income attributable to noncontrolling interests	(88,730)	—	(88,730)
Comprehensive loss attributable to common stockholders	$(1,814,901)	$(2,260,063)	$(4,074,964)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the six months ended June 30, 2011

(unaudited)

(A)                              The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the six months ended June 30, 2011 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                                Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2010.

Total income, property operating expenses and real estate taxes for the six months June 30, 2011 is based on information provided by the sellers for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods, Draper Peaks and Mullins Crossing.

The pro forma adjustments for the six months ended June 30, 2011 are composed of the following adjustments:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	University Town Center

Rental income	$402,274	$401,517	$1,535,418	$849,554
Tenant recovery income	49,339	57,067	255,915	132,416
Other property income	—	—	—	—
Total income	451,613	458,584	1,791,333	981,970

Property operating expenses	68,731	64,521	286,725	144,768
Real estate taxes	15,407	23,365	118,486	82,003
Depreciation and amortization	290,231	237,506	845,928	460,722
Total expenses	374,369	325,392	1,251,139	687,493

Operating income	77,244	133,192	540,194	294,477

Interest expense	341,893	346,239	729,905	475,983

Net loss	$(264,649)	$(213,047)	$(189,711)	$(181,506)

	Perimeter Woods	Draper Peaks	Mullins Crossing	Total Pro Forma Adjustments

Rental income	$1,877,184	$1,567,032	$1,529,241	$8,162,220
Tenant recovery income	183,876	357,875	225,057	1,261,545
Other property income	—	4,429	—	4,429
Total income	2,061,060	1,929,336	1,754,298	9,428,194

Property operating expenses	1,358,746	257,476	253,497	2,434,464
Real estate taxes	74,284	248,867	140,935	703,347
Depreciation and amortization	818,212	1,096,486	717,704	4,466,789
Total expenses	2,251,242	1,602,829	1,112,136	7,604,600

Operating income (loss)	(190,182)	326,507	642,162	1,823,594

Interest expense	907,568	642,875	639,194	4,083,657

Net income (loss)	$(1,097,750)	$(316,368)	$2,968	$(2,260,063)

(C)                                Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                               Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)                                 The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Northcrest Shopping Center	$18,720,000	5.48%	May 1, 2021
Prattville Town Center	18,890,000	5.48%	May 1, 2021
Landstown Commons - mortgage	68,375,000	3.24%	March 24, 2012
Landstown Commons - credit facility	21,000,000	4.50%	October 31, 2012
University Town Center	22,180,000	5.48%	June 1, 2021
Perimeter Woods	39,390,000	6.02%	September 1, 2018
Draper Peaks	23,905,106	5.74%	October 1, 2015
Mullins Crossing	22,232,585	5.50%	September 6, 2016
	$234,692,691

(F)                                 The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2011 was calculated assuming all shares sold through August 18, 2011 were issued on January 1, 2010.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2010. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2010.  The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods, Draper Peaks and Mullins Crossing.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$14,323,524	$24,339,618	$38,663,142
Tenant recovery income	3,282,089	3,987,566	7,269,655
Other property income	592,839	9,547	602,386
Total income	18,198,452	28,336,731	46,535,183

General and administrative expenses	1,872,417	—	1,872,417
Acquisition related costs	1,953,181	—	1,953,181
Property operating expenses (D)	3,321,058	6,749,070	10,070,128
Real estate taxes	2,261,995	1,951,776	4,213,771
Depreciation and amortization (C)	5,669,357	13,524,387	19,193,744
Business management fee - related party	602,802	—	602,802
Total expenses	15,680,810	22,225,233	37,906,043

Operating income	2,517,642	6,111,498	8,629,140

Interest and dividend income	358,243	—	358,243
Realized loss on sale of marketable securities	(2,532)	—	(2,532)
Interest expense (E)	(4,522,070)	(11,853,149)	(16,375,219)
Equity in income of unconsolidated entities	1,361	—	1,361

Net loss	(1,647,356)	(5,741,651)	(7,389,007)

Less: net income attributable to noncontrolling interests	(95,633)	—	(95,633)

Net loss attributable to common stockholders	$(1,742,989)	$(5,741,651)	$(7,484,640)

Net loss attributable to common stockholders per common share, basic and diluted (F)	$(0.13)		$(0.16)
Weighted average number of common shares outstanding, basic and diluted (F)	13,671,936		45,888,672

Comprehensive income (loss):

Net loss	$(1,647,356)	$(5,741,651)	$(7,389,007)

Other comprehensive income:
Unrealized gain on marketable securities	161,609	—	161,609
Loss reclassified into earnings from other comprehensive income	2,532	—	2,532

Comprehensive loss	(1,483,215)	(5,741,651)	(7,224,866)
Less: comprehensive income attributable to noncontrolling interests	(95,633)	—	(95,633)
Comprehensive loss attributable to common stockholders	$(1,578,848)	$(5,741,651)	$(7,320,499)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

(A)                The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on Form 10-K.

(B)                  Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2010.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2010 is based on information provided by the sellers for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods, Draper Peaks and Mullins Crossing.

The pro forma adjustments for the year ended December 31, 2010 are composed of the following adjustments:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	University Town Center

Rental income	$2,121,791	$2,111,671	$6,810,741	$2,277,860
Tenant recovery income	260,995	301,878	1,125,411	436,959
Other property income	—	—	—	—
Total income	2,382,786	2,413,549	7,936,152	2,714,819

Property operating expenses	363,573	341,309	1,260,898	422,381
Real estate taxes	81,502	123,597	521,055	250,179
Depreciation and amortization	1,741,385	1,425,036	3,383,712	1,382,168
Total expenses	2,186,460	1,889,942	5,165,665	2,054,728

Operating income	196,326	523,607	2,770,487	660,091

Interest expense	1,056,996	1,070,267	3,582,940	1,256,367

Net loss	$(860,670)	$(546,660)	$(812,453)	$(596,276)

	Perimeter Woods	Draper Peaks	Mullins Crossing	Total Pro Forma Adjustments

Rental income	$4,402,503	$3,518,367	$3,096,685	$24,339,618
Tenant recovery income	469,001	899,150	494,172	3,987,566
Other property income	—	9,547	—	9,547
Total income	4,871,504	4,427,064	3,590,857	28,336,731

Property operating expenses	3,225,975	632,403	502,531	6,749,070
Real estate taxes	156,744	536,830	281,869	1,951,776
Depreciation and amortization	1,963,708	2,192,972	1,435,406	13,524,387
Total expenses	5,346,427	3,362,205	2,219,806	22,225,233

Operating income (loss)	(474,923)	1,064,859	1,371,051	6,111,498

Interest expense	2,193,730	1,403,892	1,288,957	11,853,149

Net income (loss)	$(2,668,653)	$(339,033)	$82,094	$(5,741,651)

(C)                  Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                 Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)                   The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Northcrest Shopping Center	$18,720,000	5.48%	May 1, 2021
Prattville Town Center	18,890,000	5.48%	May 1, 2021
Landstown Commons - mortgage	68,375,000	3.24%	March 24, 2012
Landstown Commons - credit facility	21,000,000	4.50%	October 31, 2012
University Town Center	22,180,000	5.48%	June 1, 2021
Perimeter Woods	39,390,000	6.02%	September 1, 2018
Draper Peaks	23,905,106	5.74%	October 1, 2015
Mullins Crossing	22,232,585	5.50%	September 6, 2016
	$234,692,691

(F)                   The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2010 was calculated assuming all shares sold through August 18, 2011 were issued on January 1, 2010.